UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2020

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.

Kohl’s Corporation (the "Company") has updated its lines of business reporting methodology in light of recent merchandising organizational changes.  While the Company’s lines of business will remain unchanged, there have been reclassifications within each of the Company's lines of business to reflect how leadership is currently managing the business.

Set forth below are tables showing the Company’s historical net sales data using the new line of business methodology for sales in 2018 and 2019, by quarter and full year. The information presented only reflects the reclassification of the Company's lines of business and no other adjustments to the historical information have been made.

	Three Months Ended				Twelve Months Ended
Dollars in Millions	May 4, 2019	August 3, 2019	November 2, 2019	February 1, 2020	February 1, 2020
Women's	1,224	1,377	1,267	1,434	5,302
Men's	749	890	899	1,289	3,827
Home	572	575	639	1,463	3,249
Children's	457	459	649	895	2,460
Accessories	398	416	431	972	2,217
Footwear	421	452	473	484	1,830
Net Sales	3,821	4,169	4,358	6,537	18,885

	Three Months Ended				Twelve Months Ended
Dollars in Millions	May 5, 2018	August 4, 2018	November 3, 2018	February 2, 2019	February 2, 2019
Women's	1,260	1,444	1,290	1,458	5,452
Men's	754	910	885	1,279	3,828
Home	634	603	646	1,458	3,341
Children's	456	465	652	891	2,464
Accessories	408	419	425	975	2,227
Footwear	441	469	471	474	1,855
Net Sales	3,953	4,310	4,369	6,535	19,167

The information in Item 7.01 is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in Item 7.01 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2020	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President,
General Counsel and Secretary